UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 30, 2011

United Development Funding IV

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-54383	26-2775282
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1301 Municipal Way, Suite 100, Grapevine, Texas
76051
(Address of principal executive offices)
(Zip Code)

(214) 370-8960
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On December 30, 2011, United Development Funding IV, a Maryland real estate investment trust (“UDF IV”), entered into guaranty and indemnity agreements (the “Guaranties”) on behalf of Maple Wolf Stoneleigh, LLC, an affiliated Delaware limited liability company (the “Borrower”), in order to support the Borrower’s maximum $25,340,000 construction loan (the “Loan”) provided by Babson Mezzanine Realty Investors II LP, an indirect subsidiary of Massachusetts Mutual Life Insurance Company (the “Lender”), for the Borrower’s construction of a 22-story condominium project located in Dallas, Texas known as the Tower Residences at the Stoneleigh Hotel. In addition to the Guaranties, the Loan is secured by a first priority deed of trust against the project, construction bonds, and a $2,000,000 letter of credit, and is guaranteed by the principal of an owner of the Borrower.

The Guaranties provide that UDF IV shall guaranty the completion of the construction of the condominium project and the full repayment of the Loan upon default by the Borrower, and shall indemnify the Lender for environmental liabilities associated with the project if the Borrower defaults on its obligation to indemnify the Lender for such liabilities. However, provided that no default has occurred under the Loan, UDF IV’s liability for payment of the Loan would terminate when the project is substantially complete and the outstanding Loan balance is equal to or less than $13,000,000. In consideration of UDF IV providing the Guaranties to the Lender, the Borrower agreed to pay UDF IV an annual credit enhancement fee equal to one percent of the outstanding Loan balance measured on the last day of each month, which is payable monthly while the Guaranties are outstanding.

If the Borrower defaults under the Loan, the Lender may exercise its rights and remedies including pursuit of UDF IV’s Guaranties. If UDF IV pays any amount to the Lender under the Guaranties, UDF IV is entitled to recover those amounts from United Development Funding Land Opportunity Fund, L.P., an affiliated Delaware limited partnership (“UDFLOF”), and the principal of an owner of the Borrower or, if the Loan is paid off in full, UDF IV may recover those amounts directly from the Borrower.

The Borrower is a consolidated subsidiary of UDFLOF. UMTH Land Development, L.P., a Delaware limited partnership, is the asset manager of UDFLOF and is also the asset manager of UDF IV.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information required by Item 2.03 is reported in Item 1.01 of this Current Report on Form 8-K, and is hereby incorporated into this Item 2.03 by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

United Development Funding IV

Dated: January 6, 2012	By:	/s/ Hollis M. Greenlaw
Hollis M. Greenlaw Chief Executive Officer